Investor Presentation May 11, 2023 l (NYSE American: INFU) Helping People Live Healthier and Longer Lives

Forward-Looking Statements / Non-GAAP Measures Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, our share repurchase program and capital allocation strategy, business plans, strategic partnerships, growth initiatives, objectives and prospects, future operating or financial performance, guidance and expected new business relationships and the terms thereof (including estimated potential revenue under new or existing contracts). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” "goal," “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our ability to successfully execute on our growth initiatives and strategic partnerships, our ability to enter into definitive agreements for the new business relationships on expected terms or at all, our ability to generate estimated potential revenue amounts under new or existing contracts, the uncertain impact of the COVID-19 pandemic, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, global financial conditions and recessionary risks, rising inflation and interest rates, supply chain disruptions, systemic pressures in the banking sector, including disruptions to credit markets, the Company's ability to remediate its previously disclosed material weaknesses in internal control over financial reporting, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. Our strategic partnerships are subject to similar factors, risks and uncertainties. All forward-looking statements made in this presentation speak only as of the date hereof. InfuSystem does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law. Non-GAAP Measures This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company’s management, investors and other interested parties about the Company’s operating performance because they allow them to understand and compare the Company’s operating results during the current periods to the prior year periods in a more consistent manner. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP, and similarly titled non-GAAP measures may be calculated differently by other companies. The Company calculates those non-GAAP measures by adjusting for nonrecurring or non-core items that are not part of the normal course of business and that the Company’s management does not believe will have similar comparable year-over-year items. A reconciliation of those measures to the most directly comparable GAAP measures is provided in Appendix A of this presentation. 2

Net Revenues Investment Highlights *Market data as of May 5, 2023 Delivering Solutions Promoting Healing, Facilitating Outpatient Care, Lowering the Cost of Care and Improving Patient Outcomes. Market Cap* $189M Enterprise Value* $226M Shares Out 20.9M 2022 Revenue $109.9M, Up 7% y/y Driving Shareholder Value 2022 Adjusted EBIDTA In M ill io ns $67 $81 $97 $102 $110 3 $20.7M

*Data as of March 31, 2023, unless otherwise noted Four Consecutive Years of Record Revenue • Revenue CAGR: 13% • Adjusted EBITDA CAGR: 11%4 Business Generates Substantial Annual Cash Flow • $17.5M – 2022 Cash Flow Provided by Operations Solid Balance Sheet to Support Growth • Net Leverage Ratio: 1.73x • Debt/Equity Ratio: 1.12x $20M Stock Repurchase Program • ~$14M Remaining Balance as of 3/31/2023 Medical Equipment Assets: ~$100M NOLs: ~$35.7M 4 Investment Highlights 37-Year History | Long-Term Blue Chip Customer Base

*Source: U.S. News & World Report, Best Hospitals, July 2022 5 Business Highlights A leading provider of medical equipment and patient services powered by a 100K+ device fleet in the U.S. and Canada Over three decades of experience, built on existing Oncology therapy model and now rapidly expanding into multiple therapies National scale, serving 18 out of 20 top-ranked hospital systems nationwide* Participating in-network provider in more than 800 health insurance networks covering over 96% of the U.S. population, serving over 2,450 sites of care Serving nearly 5,000 customer locations Seven major service areas in the U.S. and Canada with more than 450 employees

• Safe quality equipment • Home treatment • Equipment on demand • Lower admin costs - Smart • Product distribution • Trusted device care • Lower cost of care - Smart • Improved outcomes 6 Market Positioning – We Provide Solutions Promote Healing > Facilitate Outpatient Care > Lower the Cost of Care > Improve Patient Outcomes Patient • SAFE quality equipment • Home treatment • Last-mile solution • 24-hour patient support • Patient satisfaction surveys Manufacturer • Product distribution RUSTED device care • Preferred service center • Recall remediation Payer • Lower cost of care – SMART • Improve patient outcomes • Contracts covering over 96% of the U.S. population Provider • Equipment on demand • Device agnostic • Lower admin costs – SMART

SALES BY SEGMENT Total 2022 Revenue: $109.9 Million $41.0M (37%)$68.9M (63%) Device Solutions Providing equipment, products and services to hospitals, clinics and home infusion providers Patient Services Facilitating outpatient care for patients requiring durable medical equipment Patient Services • Oncology • Pain Management • Wound Care Device Solutions • Biomedical Services • Consumables • Inventory Management • Sales, Rentals & Leasing 7

Patient Services • 800+ national payer contracts covering over 96% of U.S. population • Focused and scalable revenue cycle management team • 24/7 clinical hotline • Device agnostic Device Solutions • White Glove Concierge approach • 7 facilities serving U.S. and Canada • Nearly 200 biomedical technicians • Extensive repair capabilities and expertise • ISO 9001/13485 certified Competitive Advantages • Significant Barriers to Entry in Patient Services • Service-Based Competitive Advantages in Device Solutions 8 Patient Services (formerly ITS) Device Solutions (formerly DME)

“The patient is at the center of everything we do.” Patient Services Oncology (Core Business) Is Profitable and Stable Growth Opportunities Are Pain Management and Wound Care Clinical Support/ Case Management Device Logistics Revenue Cycle Management Device Repair & Maintenance 9 Unique High-Service Platform, Third-Party Payer Model INFU Is Paid by the Patient’s Insurance Provider

Growth Strategy: Patient Services 2023: Focus and Execute on Expansive Existing Opportunities Oncology Enabling Patients to Receive Chemo Treatment at Home • Dominant player in the market • Generates cash to fund growth initiatives Pain Management Reducing Post-Surgical Opioid Use • Superior service and product offering • High-touch patient care 10 Wound Care Advancing Wound Healing • Complete product offering via joint venture with Sanara • Best-in-class products combined with back-end clinical and RCM

Medical Device Sales, Rentals & Leasing Consumable Sales Device Repair & Maintenance Device Solutions Traditional Medical Distribution, Direct Payer Model INFU Is Paid Directly by the Hospital/Clinic/Home Care Provider Trusted Device & Service Provider Inventory & Tracking Device Solutions (Core Business) Is Stable and Growing Growth Opportunity Is Biomedical Services 11

Growth Strategy: Device Solutions 2023: Focus and Execute on Expansive Existing Opportunities Biomedical Services Maintenance, Repair and Inventory of Devices and White Glove Concierge Service • Hospitals, clinics and home infusion providers Device Rentals Extensive Rental Fleet Offering • Home and acute care markets Device Sales Multi-Therapy Device Sales • Acute care and alternate site markets 12

InfuSystem's Unique Capabilities Are in High Demand

2020

February 2020
Launched Negative Pressure Wound Therapy (NPWT) to Provide Last-Mile Solution

2021

February 2021
Acquired and Integrated Two Biomedical Services Companies to Develop and Expand Device Solutions in Acute Care

2022

SOLODEX

February 2022
Signed Agreement With Solo-Dex Inc. for Proprietary Continuous Peripheral Nerve Block Catheters

April 2022
Biomedical Master Service Agreement With Leading Global Health Care Technology and Diagnostics Company – 300K Pumps, 1,200 Medical Facilities, 800 Hospitals

June 2022
National Sales and Marketing Agreement With Ventis Pharma to Offer Patented Endura KT™ for Pain Management

VENTIS PHARMA

Sanara MedTech *Evidence Based Healing*

November 2022
Established New Wound Care Partnership With Sanara MedTech to Deliver a Complete Wound Care Solution

CORK MEDICAL

Distribution Agreement With Cork Medical to Distribute NPWT Devices and Supplies

2023

GENADYNE

April 2023
Signed National Distribution Agreement With Genadyne Biotechnologies to Distribute NPWT Systems and Supplies

13 | SAFE. SMART. TRUSTED.

InfuSystem SAFE. SMART. TRUSTED.

Quarterly Trends *2020 includes favorable COVID-19 impact on Net Revenue and AEBITDA. (1) See Appendix A. 14 Net Revenue Quarterly Trend $21.6 $26.0 $25.1 $24.7$24.5 $24.8 $26.6 $26.5$26.8 $27.0 $27.3 $28.8 $30.4 2020 2021 2022 2023 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Adjusted EBITDA Quarterly Trend $4.0 $8.5 $7.5 $6.2$6.2 $5.9 $5.5 $6.5 $4.1 $5.5 $5.6 $5.5 $4.2 2020 2021 2022 2023 1st Quarter 2nd Quarter 3rd Quarter 4th Quarter $— $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $ in M ill io ns $ in M ill io ns

Annual Financial Performance 15 $ in M ill io ns $ in M ill io ns Net Revenues $67.1 $81.1 $97.4 $102.4 $109.9 $113.5 $121.0 2018 2019 2020 2021 2022 TTM 3/31/23 Estimated 2023 $— $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Adjusted EBITDA $13.8 $18.2 $26.2 $24.0 $20.7 $20.8 $22.0 2018 2019 2020 2021 2022 TTM 3/31/23 Estimated 2023 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Patient Services Net Revenues $41.4 $51.5 $61.1 $65.6 $68.9 $71.0 2018 2019 2020 2021 2022 TTM 3/31/23 $— $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Device Solutions Net Revenues $25.7 $29.6 $36.3 $36.8 $41.0 $42.5 2018 2019 2020 2021 2022 TTM 3/31/23 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Patient Services (formerly ITS) (1) See Appendix A. Device Solutions (formerly DME) $ in M ill io ns $ in M ill io ns *Estimates as of 5/4/2023*2020 includes favorable COVID-19 impact on Net Revenue and AEBITDA.

Annual Margin Performance 16 Gross Margin 58.1% 57.8% 60.3% 58.8% 56.9% 55.3% 2018 2019 2020 2021 2022 TTM 3/31/23 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Adjusted EBITDA Margin 20.5% 22.5% 26.9% 23.5% 18.9% 18.4% 19.0% 2018 2019 2020 2021 2022 TTM 3/31/23 Estimated 2023 —% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Patient Services Gross Margin 62.5% 64.2% 65.1% 64.1% 63.1% 62.3% 2018 2019 2020 2021 2022 TTM 3/31/23 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Device Solutions Gross Margin 53.2% 46.7% 52.3% 49.3% 46.6% 43.5% 2018 2019 2020 2021 2022 TTM 3/31/23 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Patient Services (formerly ITS) (1) See Appendix A. Device Solutions (formerly DME) *Estimates as of 5/4/2023*2020 includes favorable COVID-19 impact on AEBITDA.

Balance Sheet Highlights 17 (1) April 26, 2023, amended the 2021 credit agreement to replace LIBOR with Term SOFR as a benchmark interest rate. New expiration date April 26, 2028. $ in Millions As of March 31, 2023 Equity $48.3 Total Long-Term Debt 1 $36.4 Net Leverage Ratio 1.73x Debt/Equity Ratio 1.12x Total Available Liquidity $38.3 Cash Provided by Operations (TTM) $13.3 Cash (Designed for low cash levels) $0.3 Working Capital $13.7 NOLs $35.7 Fixed vs. Floating Debt 55% 45% Fixed Variable $36.4M Fixed portion of debt effected through interest- rate swaps.

18 Capital Allocation Priorities Investments to Drive Organic Growth Initiatives • Device Solutions – Biomedical Services • Patient Services – Wound Care • SI Wound Care Share Repurchase – Opportunistic • $20M Stock Repurchase Program • $14M Balance as of 3/31/2023 Reduce Debt Levels • Ongoing Financial Flexibility • Maintain Leverage at 1.5x – 2.0x

Corporate Priorities Maintain Solid Core Business in Oncology and DME Drive Growth Initiatives – Pain Management, Biomedical and Wound Care Market Share Continue to Drive Improved Operational Efficiencies and Margin Expansion Optimize Capital Allocation Priorities to Enhance Organic Growth 19

Questions & Answers 20

Appendix A GAAP to NON-GAAP Reconciliation

NET (LOSS) INCOME TO ADJUSTED EBITDA:	Twelve Months Ended December 31,				Three Months Ended March 31,	
(in thousands)	2019	2020	2021	2022	2022	2023
GAAP net income (loss)	$ 1,361	$ 17,332	$ 1,420	$ 18	$ (368)	$ (324)
Adjustments:						
Interest expense	1,904	1,255	1,377	1,402	277	484
Income tax provision (benefit)	163	(9,789)	(163)	112	(462)	(302)
Depreciation	7,940	9,740	10,363	10,866	2,706	2,955
Amortization	4,402	4,285	4,262	2,494	710	248
Non-GAAP EBITDA	**$ 15,770**	**$ 22,823**	**$ 17,259**	**$ 14,892**	**$ 2,863**	**$ 3,061**
Stock compensation costs	997	2,610	6,404	3,825	1,047	720
Medical equipment reserve and disposals (1)	218	178	194	1,162	170	430
ASC 842 accounting principle change	252	—	—	—	—	—
Office move expenses	258	17	—	—	—	—
Acquisition costs	—	—	154	—	—	—
SOX readiness costs	—	—	199	110	40	—
Early termination fees for capital leases	190	—	—	—	—	—
Management reorganization/transition costs	76	521	49	633	—	—
Fees to integrate business of other provider	163	—	—	—	—	—
Contested proxy and other shareholder costs	23	30	—	—	—	—
Certain other non-recurring costs	491	220	(210)	123	22	24
Non-GAAP Adjusted EBITDA	**$ 18,438**	**$ 26,399**	**$ 24,049**	**$ 20,745**	**$ 4,142**	**$ 4,235**

(1) Amounts represent a non-cash expense recorded to adjust the reserve for missing medical equipment and/or the disposal of medical equipment and is being added back due to its similarity to depreciation.

21 | SAFE. SMART. TRUSTED.

InfuSystem
SAFE. SMART. TRUSTED.

Executive Team

Seasoned Industry Experience

- Health Care
- Medical Device
- Life Sciences
- Pharmaceutical
- Military
- Consulting
- Public Accounting
- Information Technology & High-Tech
- Automotive OEM



Richard DiIorio
Chief Executive Officer & Director
Joined InfuSystem: 2004



Carrie Lachance, BSN, RN, CRNI
President & Chief Operating Officer
Joined InfuSystem: 2010



Barry Steele
Executive Vice President &
Chief Financial Officer
Joined InfuSystem: 2020



Addam Chupa
Executive Vice President &
Chief Information Officer
Joined InfuSystem: 2020

22 | SAFE. SMART. TRUSTED.

InfuSystem
SAFE. SMART. TRUSTED.